UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6533 Octave Avenue Las Vegas, Nevada	89139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  1-888-455-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

(a)      Common stock and warrants sold pursuant to a Private Placement

On June 21, 2011, pursuant the terms of a private placement (“Offering”), RYU issued (i) 5,111,825 shares of restricted common stock, and (ii) two-year warrants to purchase 5,111,825 shares of restricted common stock at a price of $1.80 per share, to 54 accredited investors for proceeds of $3,067,095.  If all of the warrants are exercised, RYU will receive an additional $9,201,285 in proceeds. The Offering was closed on June 21, 2011.

The securities sold in the Offering were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act and Rule 506 of Regulation D thereunder, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

(b)      Common stock issued as payment to vendor for services in lieu of cash

On June 10, 2011, RYU issued 20,000 shares of restricted common stock to a vendor as payment for services valued at $5,000 in lieu of cash.  The vendor qualified as an accredited or investor. The shares of common stock were issued pursuant to an exemption from registration under the Act, pursuant to Section 4(2) of the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)      Appointment of Steve Eklund as Chief Financial Officer

On June 17, 2011, the Board of Directors appointed Steve Eklund as RYU’s Chief Financial Officer.

Mr. Eklund, age 64, is currently a principal at Xcel Advisors, LLC, a financial and strategy consulting firm, and has been since 2010. Prior to this, Mr. Eklunds worked for NIKE, Inc. as Chief Financial Officer of NIKE Apparel and Equipment from 2007 to 2009, Chief Financial Officer of NIKE Golf from 2002 to 2007, Chief Financial and Operations Officer of NIKE ACG from 1998 to 2002, and Director of Finance of NIKE Global Apparel from 1996 to 1998.  Mr. Eklund also currently serves as adjunct professor at Concordia University where he teaches a Sports Financing and Sponsorship course. Mr. Eklund received his BA from Minnesota State University Moorhead, and his MBA from University of Minnesota.

(b)       Resignation of John Wood as Chief Financial Officer

In connection with Mr. Eklund’s appointment as Chief Financial Officer of RYU (see above), John Wood resigned from such role.  Mr. Wood remains RYU’s President, as well as a member of our Board of Directors.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Subscription Agreement and Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	June 22, 2011

By:	/s/ Kristian Andresen
Kristian Andresen
Corporate Secretary